Exhibit 99.1

Chickasaw Capital Management MLP Investor Conference Houston, TX September 21, 2016

FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking statements” that we believe to be reasonable as of the date of this presentation. These statements, which include any statement that does not relate strictly to historical facts, use terms such as “anticipate,” “assume,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “plan,” “position,” “potential,” “predict,” “project,” or “strategy” or the negative connotation or other variations of such terms or other similar terminology. In particular, statements, express or implied, regarding future results of operations or ability to generate sales, income or cash flow, to make acquisitions, or to make distributions to unitholders are forward-looking statements. These forward-looking statements are based on management’s current plans, expectations, estimates, assumptions and beliefs concerning future events impacting Buckeye Partners, L.P. (the “Partnership” or “BPL”) and therefore involve a number of risks and uncertainties, many of which are beyond management’s control. Although the Partnership believes that its expectations stated in this presentation are based on reasonable assumptions, actual results may differ materially from those expressed or implied in the forward-looking statements. The factors listed in the “Risk Factors” sections of, as well as any other cautionary language in, the Partnership’s public filings with the Securities and Exchange Commission, provide examples of risks, uncertainties and events that may cause the Partnership’s actual results to differ materially from the expectations it describes in its forward-looking statements. Each forward-looking statement speaks only as of the date of this presentation, and the Partnership undertakes no obligation to update or revise any forward-looking statement. 2

Buckeye Partners, L.P. Overview Buckeye has a long and distinguished history as a midstream logistics leader through the last 130 years Founded in 1886 The original Buckeye Pipe Line Company was founded in 1886 as part of John D. Rockefeller’s Standard Oil Company Initial Public Offering in 1986 Buckeye Partners made history again as the first pipeline company to become an MLP and go public in December 1986 at $20 per unit Uninterrupted distributions to our unitholders each quarter for the last 30 years Evolved into a “Downstream Midstream” Petroleum Product Pipelines & Terminals business Key investments made to increase the breadth of the Buckeye business International & Domestic Assets & Service Outstanding Culture Founded on Safety, Teamwork & Accountability Culture has been critical to Buckeye’s success Awarded the 2016 Ammy Award Buckeye earned the 2016 Alerian MLP Award, or Ammy, for the Highest Total Return for 2015 among our peers in the Alerian MLP Index 3 Top: Buckeye’s original logo Bottom Left: Articles of Incorporation, 1886 Bottom Right: Buckeye’s 2016 Ammy Award

2008 – 2016 BPL Performance 4 EBITDA / Assets Market Capitalization & Price Per Unit Distributions Per Unit Buckeye’s operational & strategic excellence has continued to generate value throughout varied business conditions and multiple price cycles Recently acquired condensate splitters at Buckeye Texas Partners exemplify Buckeye’s ability to successfully identify opportunities and execute its growth strategy. Last twelve months through June 30, 2016. See Non-GAAP Reconciliation at end of presentation. Represents closing price on September 19, 2016. LTM(1) LTM(1) 2016(2) $0 $10 $20 $30 $40 $50 $60 $70 $80 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 2008 2009 2010 2011 2012 2013 2014 2015 Unit Price $ Market Cap $ in Billions Market Cap (LHS) Unit Price (RHS) $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 2008 2009 2010 2011 2012 2013 2014 2015

(2) TRANSFORMATION SINCE 2010 5 Global Marine Terminals Segment Provides Significant Diversification in Adjusted EBITDA(1) Invested over $7 Billion in Acquisitions and Internal Growth Last twelve months through June 30, 2016. See Non-GAAP Reconciliation at end of presentation. Illustrates mid-point of projected capital spend. Significant Geographic Diversification From Acquisitions Acquired over 80 million bbls of storage capacity Acquired over 65 domestic and international terminals, including over 25 marine locations, which provide additional optionality Created four hubs through acquisitions and commercial efforts 57% 37% 41% 2010 2011 2012 2013 2014 2015 LTM Domestic Pipelines & Terminals Global Marine Terminals Merchant Services $949.9 $487.9 $559.5 $648.8 $763.6 76% 23% 76% 75% 69% 60% 23% 31% $868.1 23% $ 382.6 92%

0% 3% Refined(1) Crude Oil/Condensate Other(2) Diversified portfolio generates stable, fee-based cash flows; ~95% of our June 30 YTD Adjusted EBITDA was fee-based DIVERSIFICATION DRIVES STABILITY Buckeye Texas Partners Contribution from the build-out of our Buckeye Texas Partners facility, including splitter and LPG refrigerated storage Other diversification opportunities Exploring opportunities to utilize our footprint to provide producers with logistics solutions for condensates and NGLs Expanding butane blending capabilities Potential marine terminal project in the Gulf Coast to offer crude oil storage 2010 2016(3) (1) Refined products primarily include gasoline, jet fuel, diesel and heating oil. (2) Other products primarily include fuel oil, butane, propylene, diluent and asphalt. PRODUCT DIVERSIFICATION GROWTH OF TERMINALS REVENUE 2010 2016(3) 2016(3) AS % OF TOTAL P&T/GMT(4) AS % OF DOMESTIC P&T (3) Through June 30, 2016 YTD. (4) Includes domestic and international pipelines and terminals businesses. 6 97% 3% 35% 65% Pipelines Terminals 70% 30%

SYSTEM MAP 7 Geographically Diversified Four Buckeye Hubs Chicago Complex Gulf Coast Caribbean NY Harbor

LOOKING FORWARD 8 Strong balance sheet with sufficient liquidity to fund capital needs without accessing capital markets Expected 2016 internal growth capital $300-340 million Available liquidity on revolver(1) $957.5 million Debt to adjusted EBITDA ratio(2) 4.12x No debt maturities in 2016 Buckeye has limited commodity exposure Well positioned compared to peers with gathering and processing or upstream exposure Exposure to commodity prices, primarily related to settlement and butane blending, represents less than five percent of Adjusted EBITDA Domestic system is primarily demand-pull, limiting impact of supply disruptions Consistent and predictable fee-based cash flows across consolidated asset platform Strong demand for storage assets across our system High utilization of available capacity in GMT segment Strong demand for product storage across domestic assets Limited counterparty non-performance risk Stable utilization by generally credit-worthy counterparties Lien rights on storage inventory Credit enhancements, such as letters of credit, collateral, lien rights, and/or prepayments, utilized as necessary Expect to maintain consistent quarterly distribution growth while also improving coverage and reducing leverage As of June 30, 2016. Last twelve months through June 30, 2016. See Non-GAAP Reconciliations at end of presentation. Reflects balance on revolving credit facility as of June 30, 2016, which matures in 2020. $ In Millions (3) Expect to maintain quarterly distribution growth of $0.0125 per quarter for 2016 Market-based tariffs represent significant portion of pipeline revenue - $125M $700M $275M $542M - 100 200 300 400 500 600 700 800 2016 2017 2018 2019 2020 Debt Maturities Over Next 5 Years

INTERNAL GROWTH CAPITAL PROJECTS 9 GLOBAL MARINE TERMINALS Corpus Christi Remaining construction at Texas Hub completed and placed into service in Q1 2016 Added connections to nearby refineries and fractionators to bring in various feedstocks such as naphtha and LPG in Q1 2016 Additional initiatives include dock utilization, asset optimization and enhanced connectivity Gulf Coast Evaluating feasibility of the construction of a crude oil marine terminal New York Harbor Further enhance competitive position by improving the facilities’ interconnectivity, marine handling, blending and pipeline takeaway capabilities along with incremental storage capacity Potential restart of asphalt production at Perth Amboy facility contingent upon execution of long-term tolling agreement DOMESTIC PIPELINES & TERMINALS Projects to address the west to east market shift as refiners look for alternatives to offset competitive pressure from Midwestern supply Michigan/Ohio Expansion – Phases One & Two Cross Town Pipeline project expected to increase pipeline connectivity from Buckeye’s Chicago Complex to multiple terminals in western Chicago as well as increase fungible storage capacity and relieve congestion Expansion of Harristown terminal facility to increase its throughput capacity by adding truck racks and improving pipeline flows Further expand storage and throughput capacity and service capabilities in the Chicago Complex to support growing needs of major Midwestern refinery customers Refurbishing multiple tanks throughout the terminal system to support the strong storage market Expect to invest $300-340 million in growth capital Evaluating $2 billion of potential strategic capital investment opportunities that are anticipated to generate long-term value for our unitholders

WEST TO EAST MARKET SHIFT 10 Buckeye expects to benefit from offering advantaged Midwestern refiners further transportation options to eastern markets Michigan/Ohio Expansion – Phase One Facilitate transportation of refined petroleum products from Midwestern refining centers eastward as far as western Pennsylvania; expect to complete construction by Q3 2016 Secured 10-yr shipper commitments from major oil companies totaling 50,500 barrels per day Construction includes a new 5-mile pipeline, tank restorations, infrastructure improvements, and terminal loading rack and pump upgrades Other Growth Projects Recently announced open season for Phase Two of Buckeye’s Michigan/Ohio expansion project to further increase Buckeye’s capacity to move additional refined product east Includes partial reversal of Buckeye’s Laurel Pipeline to move product east of Pittsburgh into Central Pennsylvania Modifications to existing pipeline in Eastern Pennsylvania to provide incremental throughput capacity from Philadelphia area refineries to markets in Upstate New York West versus East Gasoline Pricing Differential(1) 2014 2015 2016 As published by Platts. Pipeline construction for Michigan/Ohio Expansion 80% 85% 90% 95% 100% 105% 110% 115% 120% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Chicago Price New York Harbor Price

FINANCIAL PERFORMANCE 11 Adjusted EBITDA (in millions)(1)(2) Cash Distributions per Unit – Declared(2) Cash Distribution Coverage Ratio(1)(2)(3) 2013 and 2014 amounts represent Adjusted EBITDA from continuing operations and exclude the Natural Gas Storage business, which was classified as Discontinued Operations during the fourth quarter of 2013 and divested in the fourth quarter of 2014. 2011 and 2012 Adjusted EBITDA amounts include the Natural Gas Storage business, which was previously reported as part of our continuing operations. Last twelve months through June 30, 2016. See Non-GAAP Reconciliations at end of presentation. Distributable cash flow divided by cash distributions declared for the respective periods. Debt to Adjusted EBITDA Ratio(2)

NON-GAAP RECONCILIATIONS

NON-GAAP FINANCIAL MEASURES 13 Adjusted EBITDA and distributable cash flow are measures not defined by GAAP. Adjusted EBITDA is the primary measure used by our senior management, including our Chief Executive Officer, to: (i) evaluate our consolidated operating performance and the operating performance of our business segments; (ii) allocate resources and capital to business segments; (iii) evaluate the viability of proposed projects; and (iv) determine overall rates of return on alternative investment opportunities. We use distributable cash flow as a performance metric to compare cash generating performance of Buckeye from period to period and to compare the cash generating performance for specific periods to the cash distributions (if any) that are expected to be paid to our unit holders. Distributable cash flow is not intended to be a liquidity measure. Adjusted EBITDA and distributable cash flow eliminate: (i) non-cash expenses, including, but not limited to, depreciation and amortization expense resulting from the significant capital investments we make in our businesses and from intangible assets recognized in business combinations; (ii) charges for obligations expected to be settled with the issuance of equity instruments; and (iii) items that are not indicative of our core operating performance results and business outlook. Buckeye believes that investors benefit from having access to the same financial measures used by senior management and that these measures are useful to investors because they aid in comparing Buckeye’s operating performance with that of other companies with similar operations. The Adjusted EBITDA and distributable cash flow data presented by Buckeye may not be comparable to similarly titled measures at other companies because these items may be defined differently by other companies. Please see the attached reconciliations of each of Adjusted EBITDA and distributable cash flow to income from continuing operations.

NON-GAAP RECONCILIATIONS In millions, except ratios 14 2013 and 2014 amounts exclude the Natural Gas Storage business, which was classified as Discontinued Operations during the fourth quarter of 2013 and divested in the fourth quarter of 2014. 2012 Adjusted EBITDA amount include the Natural Gas Storage business, which was previously reported as part of our continuing operations. Adjusted Segment EBITDA reflects adjustments to prior period information to conform to the current business segments as a result of changes to our operating structure in December 2013 and December 2015. Last twelve months through June 30, 2016. Represents cash distributions declared for limited partner units outstanding as of each respective period. Last twelve months amount reflects actual cash distributions paid for Q3 through Q1 2016 and estimated cash distributions for Q2 2016. 2008 2009 2010 2011 2012 2013 2014 2015 LTM (3) Adjusted EBITDA from continuing operations (1)(2) : Domestic Pipelines & Terminals $262.3 $308.9 $351.6 $368.9 $422.7 $486.5 $532.1 $522.2 $537.6 Global Marine Terminals - (4.7) 113.0 128.6 149.7 239.6 323.9 385.7 Merchant Services 51.3 61.3 35.7 6.0 8.2 12.6 (8.1) 22.0 26.6 Adjusted EBITDA from continuing operations $313.6 $370.2 $382.6 $487.9 $559.5 $648.8 $763.6 $868.1 $949.9 Reconciliation of Income from continuing operations to Adjusted EBITDA and Distributable Cash Flow (1) : Income from continuing operations $180.6 $141.6 $201.0 $114.7 $230.5 $351.6 $334.5 $438.4 $514.5 Less: Net income attributable to non-controlling interests (154.1) (92.0) (157.9) (6.2) (4.1) (4.2) (1.9) (0.3) (8.9) Income from continuing operations attributable to Buckeye Partners, L.P. $26.5 49.6 43.1 108.5 226.4 347.4 332.6 438.1 505.6 Add: Interest and debt expense 75.4 75.1 89.2 119.6 115.0 130.9 171.2 171.3 183.3 Net income attributable to noncontrolling interests affected by merger 153.6 90.4 157.5 - - - - - - Income tax expense (benefit) 0.8 (0.3) (1.0) (0.2) (0.7) 1.1 0.5 0.9 1.0 Depreciation and amortization 50.8 54.7 59.6 119.5 146.4 147.6 196.4 221.3 236.7 Deferred lease expense (1) 4.6 4.5 4.2 4.1 3.9 - - - - Non-cash unit-based compensation expense 1.9 4.4 8.9 9.1 19.5 21.0 21.0 29.2 32.3 Asset impairment expense - 59.7 - - 60.0 - - - - Reorganization expense - 32.1 - - - - - - - Equity plan modification expense - - 21.1 - - - - - - Goodwill impairment expense - - - 169.6 - - - - - Acquisition and transition expense - - - - - 11.8 13.0 3.1 0.4 Litigation contingency reserve - - - - - 40.0 15.2 1.7 Less: Amortization of unfavorable storage contracts - - (7.6) (11.0) (11.0) (11.1) (11.1) (11.1) Gain on sale of equity investment - - - (34.7) - - - - - Adjusted EBITDA from continuing operations $313.6 $370.2 $382.6 $487.9 $559.5 $648.8 $763.6 868.1 $ $949.9 Less: Interest and debt expense, excluding amortization of deferred financing costs, debt discounts and other (111.5) (122.4) (156.7) (154.4) (166.4) Income tax expense, excluding non-cash taxes (1.1) (0.7) (0.7) (1.6) (1.6) Maintenance capital expenditures (54.4) (71.5) (79.4) (99.6) (108.1) Distributable cash flow from continuing operations $392.5 $454.2 $526.8 $612.5 $673.8 Distributions for coverage ratio (4) $376.2 $456.5 $549.5 $603.2 $623.6 Coverage Ratio 1.04x 0.99x 0.96x 1.02x 1.08x Reconciliation of Debt to Adjusted EBITDA Ratio: Line of credit $206.2 $226.0 $166.0 $111.5 $177.5 Long-term debt 2,727.1 3,075.2 3,368.6 3,732.8 3,738.6 Total debt $2,933.3 $3,301.2 $3,534.6 $3,844.3 $3,916.1 Adjusted EBITDA from continuing operations $559.5 $648.8 $763.6 $868.1 $949.9 Debt to Adjusted EBITDA Ratio 5.24x 5.09x 4.63x 4.43x 4.12x